Exhibit 2.3
                                 PLAN OF MERGER

                      PLAN AND AGREEMENT OF MERGER BETWEEN
                    OZOLUTIONS INC. (A DELAWARE CORPORATION)
                                       AND
             INTERNATIONAL DEVELOPMENT CORP. (A NEVADA CORPORATION)

     OZOLUTIONS INC., a Delaware corporation ("Ozolutions") and INTERNATIONAL DEVELOPMENT CORP., a Nevada corporation ("International Development"), hereby agree as follows:

     1.   Plan  Adopted.  A  plan  of  merger  merging  Ozolutions with and into
          -------------
International Development (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Section 252 of the Delaware General Corporation Law and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) Ozolutions shall be merged with and into International Development, to exist and be governed by the laws of the State of Nevada.

          (b) International Development shall be the Surviving Corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of Ozolutions shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Ozolutions and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

          (e) The Surviving Corporation will carry on business with the assets of Ozolutions, as well as the assets of International Development.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Section 262 of the Delaware General Corporation Law.

          (g) The stockholders of Ozolutions will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of Ozolutions surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

          (i) The stockholders of International Development will keep their shares of the Surviving Corporation.

     2.   Effective  Date.  The  effective  date  of  the Merger (the "Effective
          ---------------
Date") shall be the date of the filing of Articles of Merger for Ozolutions and International Development in the States of Delaware and Nevada.

     3.   Submission  to  Stockholders.  This  Plan of Merger shall be submitted
          ----------------------------
for approval separately to the stockholders of Ozolutions and International Development in the manner provided by the laws of the States of Delaware and Nevada.

     4.   Manner  of  Exchange.  On  the  Effective  Date,  the  stockholders of
          --------------------
Ozolutions shall surrender their stock certificates to Ozolutions in exchange for shares of the Surviving Corporation to which they are entitled.

     5.   Basis  of Exchange.  The holders of shares of the common stock, $0.001
          ------------------
par value per share, of Ozolutions shall be entitled to receive, in exchange for all the outstanding stock of Ozolutions, an amount of stock so that after the issuance thereof, such holders of Ozolutions will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

     6.   Shares  of  the Surviving Corporation Held by the Current Stockholders
          ----------------------------------------------------------------------
of  International  Development.  The  presently outstanding shares of the common
 -----------------------------
stock  of  International  Development  will  be  cancelled.

     7.   Directors  and  Officers.
          ------------------------

          (a) The present Board of Directors of Ozolutions shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Ozolutions shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.   Articles  of  Incorporation.  The  Articles  of  Incorporation  of
          ---------------------------
International Development, existing on the Effective Date and reflecting the change of the corporate name to International Development Corp. and other provisions, a copy of which are attached hereto as Exhibit A and incorporated
                                                      ---------
herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.   Bylaws.  The  Bylaws  of  International  Development  existing  on the
          ------
Effective Date, a copy of which is attached hereto as Exhibit B and incorporated
                                                      ---------
herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

          (a)  Copies  of  the Plan of Merger.  A copy of this Plan of Merger is
               ------------------------------
on file at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8, the principal offices of Ozolutions, and 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8, the principal offices of International Development. A copy of this Plan of Merger will be furnished to any stockholder of Ozolutions or International Development, on written request and without cost.

     10.  Contractual Consents Needed.  The parties to this Plan of Merger shall
          ---------------------------
have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Ozolutions, addressed to Max Weissengruber at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8 and e-mail maxweissengruber@hotmail.com; and if to International Development, addressed to Max Weissengruber at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8 and e-mail maxweissengruber@hotmail.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.  Legal  Construction.  In  case  any  one  or  more  of  the provisions
          -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.  Benefit.  All the terms and provisions of this Plan of Merger shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.  Law Governing.  This Plan of Merger shall be construed and governed by
          -------------
the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Nevada.

     15.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.  Construction.  Whenever used herein, the singular number shall include
          ------------
the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.  Multiple  Counterparts.  This Plan of Merger may be executed in one or
          ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on October 25, 2004.

                                        OZOLUTIONS INC.


                                        By
                                          --------------------------------------
                                          Max  Weissengruber,  President


                                        INTERNATIONAL  DEVELOPMENT  CORP.


                                        By
                                          --------------------------------------
                                          Max  Weissengruber,  President


Attachments:
-----------
Exhibit A - Articles of Incorporation of International Development Corp. Exhibit B - Bylaws of International Development Corp.

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                        INTERNATIONAL DEVELOPMENT CORP.,
                              A NEVADA CORPORATION

                    DEAN HELLER
[GRAPHIC OMITTED]   Secretary of State
                    206 North Carson Street
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                    Website: secretaryofstate.biz

     -----------------------------------
     |                                 |
     |    Articles of Incorporation    |
     |      (PURSUANT TO NRS 78)       |
     |                                 |
     -----------------------------------

Important Read attached instructions          ABOVE SPACE IS FOR OFFICE USE ONLY
before completing form.

-------------------------------------------------------------------------------------------------------------------
 1.   Name of                     |                                                                               |
      -------                     |                                                                               |
      Corporation:                | International Development Corp.                                               |
      ------------                | ------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------------------|
 2.   Resident Agent              | Capitol Corporate Services, Inc.                                              |
      --------------              | ------------------------------------------------------------------------------|
      Name and Street             | Name                                                                          |
      ---------------             |                                                                               |
      Address:                    | 202 South Minnesota                     Carson City        NEVADA    89703    |
      --------                    | --------------------------------------  -----------------            ---------|
      (must be a Nevada address)  | Street Address                                 City                  Zip Code |
      --------------------------  |                                                                               |
      where process may be        |                                                                               |
      --------------------        | --------------------------------------  -----------------  --------  ---------|
      served)                     | Optional Mailing Address                       City         State    Zip Code |
      -------                     |                                                                               |
------------------------------------------------------------------------------------------------------------------|
 3.   Shares:                     |                                                                               |
      -------                     |                                                                               |
      (number of shares           |                                                                               |
      -----------------           |                                                                               |
      corporation                 |                                                                               |
      -----------                 | Number of shares                                    Number of shares          |
      authorized to issue         | with par value:  900,000,000  Par value: $ $0.001   without par value: None   |
      -------------------         |                  -----------               ------                      -------|
------------------------------------------------------------------------------------------------------------------|
 4.   Names &                     | 1.   Betty-Ann Harland                                                        |
      -------                     |      -------------------------------------------------------------------------|
      Addresses.                  |      Name                                                                     |
      ----------                  |                                                                               |
      of board of                 | 30 Denver Crescent, Suite 200, Toronto  Ontario            Canada    M2J 1G8  |
      -----------                 | --------------------------------------  -----------------  --------  ---------|
      Directors/Trustees:         | Street Address                                 City         State    Zip Code |
      -------------------         |                                                                               |
      (attach additional page     | 2.   Max Weissengruber                                                        |
      -----------------------     |      -------------------------------------------------------------------------|
      there is more than 3        |      Name                                                                     |
      --------------------        |                                                                               |
      directors/trustees)         | 30 Denver Crescent, Suite 200, Toronto  Ontario            Canada    M2J 1G8  |
      -------------------         | --------------------------------------  -----------------  --------  ---------|
                                  | Street Address                                 City         State    Zip Code |
                                  |                                                                               |
                                  | 3.   Douglas Robertson                                                        |
                                  |      -------------------------------------------------------------------------|
                                  |      Name                                                                     |
                                  |                                                                               |
                                  | 30 Denver Crescent, Suite 200, Toronto  Ontario            Canada    M2J 1G8  |
                                  | --------------------------------------  -----------------  --------  ---------|
                                  | Street Address                                 City         State    Zip Code |
------------------------------------------------------------------------------------------------------------------|
 5.   Purpose:                    | The purpose of this Corporation shall be:                                     |
      --------                    |                                                                               |
      (optional-see instructions) |                                                                               |
      --------------------------- | ------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------------------|
 6.   Names, Address              | Norman T. Reynolds                      /s/ Norman T. Reynolds                |
      --------------              | --------------------------------------  --------------------------------------|
      and Signature of            | Name                                    Signature                             |
      ----------------            |                                                                               |
      Incorporator.               | 815 Walker St., Suite 1250              Houston            TX        77002    |
      -------------               | --------------------------------------  -----------------  --------  ---------|
      (attach additional page     | Address                                        City         State    Zip Code |
      -----------------------     |                                                                               |
      there is more than 1        |                                                                               |
      --------------------        |                                                                               |
      incorporator)               |                                                                               |
      -------------               |                                                                               |
------------------------------------------------------------------------------------------------------------------|
 7.   Certificate of              | I hereby accept appointment as Resident Agent for the above named corporation.|
      --------------              |                                                                               |
      Acceptance of               | /s/ Lee Ann Brooks                                       10-22-04             |
      -------------               | -------------------------------------------------------  ---------------------|
      Appointment of              | Authorized Signature of R.A. on Behalf of R.A. Company   Date                 |
      --------------              |                                                                               |
      Resident Agent:             |                                                                               |
      ---------------             |                                                                               |
                                  ---------------------------------------------------------------------------------

     This form must be accompanied by appropriate fees. See attached fee schedule.


                                 Nevada Secretary of State Form 78 ARTICLES 2003
                                                            Revised on: 09/29/03

                            ARTICLES OF INCORPORATION
                                       OF
                         INTERNATIONAL DEVELOPMENT CORP.

                            CONTINUATION TO ARTICLE 4
           NAMES & ADDRESSES OF BOARD OF DIRECTORS/TRUSTEES CONTINUED:

Arthur N. Kelly     30 Denver Crescent, Suite 200 Toronto Ontario Canada M2J 1G8

Robert W. Gingell   30 Denver Crescent, Suite 200 Toronto Ontario Canada M2J 1G8

                   CONTINUATION FOR ARTICLES OF INCORPORATION
                                       FOR
                         INTERNATIONAL DEVELOPMENT CORP.
                                 (THE "COMPANY")

                                  CAPITAL STOCK


     1.   Authorized  Stock.  The  total  number  of  shares  of stock which the
          -----------------
Company shall have authority to issue is 900,000,000, consisting of 800,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 100,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.   Preferred  Stock.  The Preferred Stock may be issued from time to time
          ----------------
in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)  The  dates  at  which  dividends,  if  any,  shall  be  payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.   Common  Stock.  The Common Stock shall be subject to the express terms
          -------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.   Voting Rights.  Except  as  may  be  provided  in  these  Articles  of
          -------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.   Denial  of Preemptive Rights.  No stockholder of the Company shall, by
          ----------------------------
reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                              ELECTION OF DIRECTORS

     1.   Number.  The  number  of  directors  constituting the initial Board of
          ------
Directors is three. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.   Vacancies.  Except  as  otherwise  provided  for herein, newly created
          ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.   Removal  of  Directors.  Except as otherwise provided in any Preferred
          ----------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                             MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

                             LIMITATION OF LIABILITY

     Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                 INDEMNIFICATION

     1.   Discretionary Indemnification.(a) The Company may indemnify any person
          ------------------------------
who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section
78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.   Determination  of  Discretionary  Indemnification.  Any  discretionary
          -------------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)  By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3.   Mandatory  Indemnification.  To  the  extent that a director, officer,
          --------------------------
employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.   Non-Exclusivity.  The  indemnification  and  advancement  of  expenses
          ---------------
authorized  in  or  ordered  by  a  court  pursuant  to  this  Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.   Insurance.  The  Company  may  purchase and maintain insurance or make
          ----------
other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                        AMENDMENT OF CORPORATE DOCUMENTS

     1.   Articles of Incorporation.  Whenever any vote of the holders of voting
          -------------------------
shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.   Bylaws.  In  addition  to  any  affirmative  vote required by law, any
          ------
change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                    EXISTENCE

     The Company is to have perpetual existence.

                                    EXHIBIT B
                                    BYLAWS OF
                        INTERNATIONAL DEVELOPMENT CORP.,
                              A NEVADA CORPORATION

                                    BYLAWS OF
                         INTERNATIONAL DEVELOPMENT CORP.


                                    ARTICLE I
                                     OFFICES

     1.1.      Resident  Office.  The  resident  office  of  International
               ----------------
Development Corp. (the "Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2.      Other  Offices.  The  Company may also have offices at such other
               --------------
places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1.      Place  of Meetings.  Meetings of the Company's stockholders shall
               ------------------
be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2.      Annual  Meeting.  An  annual meeting of the stockholders, for the
               ---------------
election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3.      Special  Meetings.  Subject  to  the rights of the holders of any
               -----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4.      Notice  of  Meeting.  Written  or printed notice of all meetings,
               -------------------
stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5.      Registered  Holders of Shares; Closing of Share Transfer Records;
               -----------------------------------------------------------------
and  Record  Date.
-----------------

               (a)  Registered  Holders  as  Owners.  Unless  otherwise provided
                    -------------------------------
under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

               (b)  Record  Date.  For  the  purpose of determining stockholders
                    ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6.      Quorum  of  Stockholders; Adjournment.  Unless otherwise provided
               -------------------------------------
in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7.      Voting  by  Stockholders.
               ------------------------

               (a)  Voting  on  Matters  Other  than  the Election of Directors.
                    -----------------------------------------------------------
With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

               (b)  Voting  in  the  Election  of  Directors.  Unless  otherwise
                    ----------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

               (c)  Consents  in  Lieu  of Meeting.  Pursuant to the Articles of
                    ------------------------------
Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

               (d)  Other.  The  Board  of  Directors, in its discretion, or the
                    -----
officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.      Business  to  be  Conducted  at  Annual  or  Special  Stockholder
               -----------------------------------------------------------------
Meetings.  At  any annual or special meeting of stockholders, only such business
--------
shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9.      Proxies.  Each  stockholder  entitled  to  vote  at  a meeting of
               -------
stockholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10.     Approval  or  Ratification  of Acts or Contracts by Stockholders.
               ----------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                   ARTICLE III
                                    DIRECTORS

     3.1.      Powers,  Number,  Classification  and  Tenure.
               ---------------------------------------------

               (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

               (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2.      Qualifications.  Directors  need not be residents of the State of
               --------------
Nevada  or  stockholders  of  the  Company.

     3.3.      Place  of  Meeting;  Order  of  Business.  Except  as  otherwise
               ----------------------------------------
provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4.      Regular  Meetings.  Regular  meetings  of  the Board of Directors
               -----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5.      Special  Meetings.  Special  meetings  of  the Board of Directors
               -----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6.      Attendance at and Notice of Meetings.  Written notice of the time
               ------------------------------------
and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7.      Quorum  of  and Action by Directors.  A majority of the directors
               -----------------------------------
in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8.      Board  and  Committee Action Without a Meeting.  Unless otherwise
               ----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.      Board  and  Committee  Telephone  Meetings.  Subject  to  the
               ------------------------------------------
provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10.     Compensation.  Directors  shall  receive  such  compensation  for
               ------------
their services as shall be determined by the Board of Directors.

     3.11.     Removal.  Directors  may be removed from office in the matter set
               -------
forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12.     Committees  of  the  Board  of  Directors.
               -----------------------------------------

               (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

               (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

               (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

               (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

               (e)  Executive  Committee.  The  Board of Directors may create an
                    --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

               (f)  Audit Committee.  The Board of Directors may create an Audit
                    ---------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

               (g)  Nominating  Committee.  The  Board of Directors may create a
                    ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

               (h)  Compensation Committee.  The Board of Directors may create a
                    ----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1.      Designation.  The  officers  of  the  Company  shall consist of a
               -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2.      Chairman  of  the  Board.  The Chairman of the Board shall be the
               ------------------------
Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3.      President.  The President shall be the Chief Operating Officer of
               ---------
the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4.      Chief  Operating  Officer.  As  the  Chief Operating Officer, the
               -------------------------
President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5.      Vice  President.  The  Board  of  Directors may appoint such Vice
               ---------------
Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6.      Chief  Financial  Officer.  The  Chief Financial Officer shall be
               -------------------------
the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7.      Secretary.  The  Secretary shall attend the meetings of the Board
               ---------
of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8.      Treasurer.  The Treasurer shall have the custody of the Company's
               ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.      Controller.  The  Controller,  if  there  is  one, shall maintain
               ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the

Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

     5.1.      Certificates  for  Shares.  The  certificates  for  shares of the
               -------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2.      Multiple Classes of Stock.  As the Company is authorized to issue
               -------------------------
more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3.      Transfer  of Shares.  The shares of stock of the Company shall be
               -------------------
transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4.      Ownership  of  Shares.  As  the  Company is entitled to treat the
               ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5.      Regulations Regarding Certificates.  The Board of Directors shall
               ----------------------------------
have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6.      Lost  or  Destroyed  Certificates.  The  Board  of  Directors may
               ---------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.      General.  The  Company  shall  indemnify its directors, officers,
               -------
employees, agents and others as provided in the Articles of Incorporation.

     6.2.      Request  for Indemnification.  A party requesting indemnification
               ----------------------------
(the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.      Extension  of Rights.  No amendment, alteration or repeal of this
               --------------------
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4.      Insurance and Subrogation.  The Company shall not be liable under
               -------------------------
the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5.      Severability.  If  any provision or provisions of this Article VI
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6.      Notices.  Promptly  after  receipt by the Indemnitee of notice of
               -------
the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the

Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.      Contractual  Rights.  The  right  to  be  indemnified  or  to the
               -------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1.      Bylaw Amendments.  These Bylaws may be amended as provided in the
               ----------------
Articles  of  Incorporation.

     7.2.      Books  and  Records.  The Company shall keep books and records of
               -------------------
account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3.      Notices; Waiver of Notice.  Whenever any notice is required to be
               -------------------------
given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4.      Resignations.  Any  director  or  officer may resign at any time.
               ------------
Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5.      Seal.  The seal of the Company shall be in such form as the Board
               ----
of  Directors  may  adopt.

     7.6.      Fiscal  Year.  The fiscal year of the Company shall be determined
               ------------
by  a  resolution  adopted  by  the  Board  of  Directors.

     7.7.      Facsimile  Signatures.  In addition to the provisions for the use
               ---------------------
of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8.      Reliance upon Books, Reports and Records.  Each director and each
               ----------------------------------------
member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1.      Adoption.  These Bylaws were adopted by the Board of Directors as
               --------
of _______ , 2004.

                                  ATTACHMENT C
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK


                    DEAN HELLER
[GRAPHIC OMITTED]   204 North Carson Street, Suite 1
                    Carson City, Nevada 89701-4299
                    (776) 684 5708
                    Website: secretaryofstate.biz

     ------------------------------------
     |                                  |
     |    Certificate of Designation    |
     |     (PURSUANT TO NRS 78.1955)    |
     |                                  |
     ------------------------------------

Important: Read attached instructions before completing form.
                                                 ABOVE SPACE FOR OFFICE USE ONLY


                           CERTIFICATE OF DESIGNATION
                           --------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
                            (PURSUANT TO NRS 78.1955)

1.   Name  of  corporation:

     ---------------------------------------------------------------------------
     INTERNATIONAL  DEVELOPMENT  CORP.
     ---------------------------------------------------------------------------

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:
     ---------------------------------------------------------------------------
     Series A Preferred Stock to consist of 1,000,000 shares:
     1. Dividends. Except as provided herein, the holders of outstanding shares of the Series A Preferred Stock shall be entitled so receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A Preferred Stock or the common stock of the Company, per value $0.001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend be the Board of Directors. "Market Value" with respect to any shares of the Series A Preferred Stock shall be as determined be the Board of Directors, whose decision shall be final and binding on all parties.
          (CONTINUATION ATTACHED)
     ---------------------------------------------------------------------------

3.   Effective date of filing (optional):
                                          --------------------------------------
                                          (must not be later than 90 days after
                                                 the certificate is filed)

4.   Officer Signature:  [INLEDGABLE]
                        --------------------------------------------------------

Filing Fee: $175.00

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

     SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

                           Nevada Secretary of State AM 78.1955 Designation 2003
                                                             Revised on: 9/03/03

                         INTERNATIONAL DEVELOPMENT CORP.
                 CONTINUATION FOR THE CERTIFICATE OF DESIGNATION
                                     FOR THE
                            SERIES A PREFERRED STOCK


     2.   Liquidation  Rights.  Upon  the dissolution, liquidation or winding up
          -------------------
of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

          (b) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     3.   Conversion  of  Series  A Preferred Stock.  At any time, the holder of
          -----------------------------------------
shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)  Conversion Right.  Subject to adjustment as provided herein, each
               ----------------
share of the Series A Preferred Stock shall be convertible into 200 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

          (b)  Adjustment  of Conversion Rate for Dilution and Other Events.  In
               ------------------------------------------------------------
order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)  Adjustment  of  Conversion  Rate  upon  Subdivision  or
                    -------------------------------------------------------
Combination  of  the  Common  Stock.  If  the Company at any time subdivides the
-----------------------------------
Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased.

               (ii)  Reorganization, Reclassification, Consolidation, Merger, or
                     -----------------------------------------------------------
Sale.  Any  recapitalization,  reorganization,  reclassification, consolidation,
----
merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii) Notices.  Immediately upon any adjustment of the Conversion
                     -------
Rate, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)  Purchase  Rights.  If  at  any time the Company grants, issues or
               ----------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)  Mechanics  of  Conversion.  To  convert  shares  of  the Series A
               -------------------------
Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)  Record  Holder.  The person or persons entitled to receive shares
               --------------
of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)  Fractional  Shares.  The  Company  shall not be required to issue
               ------------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)  Reissuance of Certificates.  In the event of a conversion of less
               --------------------------
than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

     4.   Reservation  of  Shares.  The  Company  shall,  so  long as any of the
          -----------------------
shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

     5.   Preferred  Status.  The rights of the shares of the Common Stock shall
          -----------------
be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     6.   Restriction  on  Dividends.  If  any  shares of the Series A Preferred
          --------------------------
Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

     7.   Vote to Change the Terms of the Series A Preferred Stock.  Without the
          --------------------------------------------------------
prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

     8.   Lost  or Stolen Certificates.  Upon receipt by the Company of evidence
          ----------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

     9.   Voting.  On  all  matters  submitted  to  a vote of the holders of the
          ------
Common Stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by the number of shares of the Common Stock each such share of the Series A Preferred Stock shall then be convertible into pursuant to the terms Paragraph 4 hereof.

                                                                    ATTACHMENT A

                         INTERNATIONAL DEVELOPMENT CORP.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series A Preferred Stock of International Development Corp., the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.001 per share, of International Development Corp. (the "Company") indicated below into shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series A Preferred Stock hereinafter described as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series A Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series A Preferred Stock:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:_______________________________

Number of shares of the Series A Preferred Stock to be converted:
___________________________________

Stock certificate no(s). of the shares of the Series A Preferred Stock to be converted:_________________________

Conversion Rate:__________________________________

Number of shares of the Common Stock to be issued:
__________________________________________________

Name in which shares of the Common Stock are to be issued:
_____________________________________________


_____________________________________________
Signature


_____________________________________________
Printed Name and Address